                                                                    EXHIBIT 99.4

                            EAST COAST POWER L.L.C.

         NOTICE OF GUARANTEED DELIVERY OF SERIES A SENIOR SECURED NOTES
                            DUE 2008, 2012 AND 2017


     As set forth in the Prospectus dated December 15, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus") of East Coast Power L.L.C. (the "Company") under the caption "The Exchange Offer -- Procedures for Tendering" and in the Letter of Transmittal for Offer to Exchange Series B Senior Secured Notes due 2008, 2012 and 2017 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Company if: (i) certificates for the above-referenced notes (the "Original Notes") are not immediately available,
(ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.


                TO: THE BANK OF NEW YORK (THE "EXCHANGE AGENT")

                         For Information by Telephone:

                                 (212) 815-5920


                              The Bank of New York

            Reorganization Section, Attention: Gertrude Jean-Pierre


                                    Floor 7E

                               101 Barclay Street

                               New York, NY 10286


          By Facsimile Transmission (for Eligible Institutions Only):

                                 (212) 815-6339


                            (Facsimile confirmation)
                                 (212) 815-5920

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:


     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.



     The undersigned understands and acknowledges that the Exchange Offer will expire at midnight, New York City time, on January 13, 2000, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.


     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                     DESCRIPTION OF ORIGINAL NOTES TENDERED


                                                          AGGREGATE PRINCIPAL
                                                                AMOUNT
 CERTIFICATE NUMBER(S) (IF KNOWN) OF ORIGINAL NOTES OR      REPRESENTED BY      PRINCIPAL AMOUNT
       ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY            ORIGINAL NOTES          TENDERED


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                                            Total:
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                            PLEASE SIGN AND COMPLETE

                                 Signature(s):
---------------------------------------------                           Name(s):
                    ---------------------------------------

                         Address:                            Capacity (full title), if signing
                        (Zip Code)                           in a representative capacity:

Area Code and Telephone Number:

                                                             Taxpayer Identification or Social
Dated: ------------------------------                        Security Number:

                             GUARANTEE OF DELIVERY

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three business days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

(Name of Firm)

Sign here:
                             (Authorized Signature)

Name:
                             (Please Type or Print)

(Area Code and Telephone Number)

Address  Zip Code  ______________

Dated:



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